UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 22, 2007
                                                  ___________________________



                 Prudential Bancorp, Inc. of Pennsylvania
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)



Pennsylvania                          000-51214                    68-0593604
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                          19145
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code  (215) 755-1500
                                                    _________________________



                               Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure
           ________________________

     On March 22, 2007, Prudential Bancorp, Inc. of Pennsylvania (the "Company") issued a press release announcing the declaration of the Company's quarterly cash dividend. The Company also announced in such release the approval of its fourth stock repurchase program. For additional information, reference is made to the Company's press release, dated March 22, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d)  The following exhibit is included with this Report:

         Exhibit No.      Description
         _______________  _______________________________________
         99.1             Press release dated March 22, 2007


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA



                           By:  /s/Joseph R. Corrato
                                ____________________________________
                                Name:  Joseph R. Corrato
                                Title: Executive Vice President and
                                        Chief Financial Officer


Date: March 22, 2007

                           EXHIBIT INDEX


         Exhibit No.      Description
         _______________  _______________________________________
         99.1             Press release dated March 22, 2007